LETTER OF TRANSMITTAL

                         ALLIANT ENERGY RESOURCES, INC.

                                Offer to Exchange
                     Registered 9.75% Senior Notes due 2013
                           For Any and All Outstanding
                    Unregistered 9.75% Senior Notes due 2013
              Pursuant to the Prospectus dated _____________, 2003

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       THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M. NEW YORK CITY TIME, ON
        ________________, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").
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  The Exchange Agent for the Exchange Offer is U.S. Bank National Association.

      By Facsimile Transmission               By Registered or Certified Mail,
  (For Eligible Institutions Only):              Hand or Overnight Courier:
           (651) 244-0711                              U.S. Bank, N.A.
Attention: Specialized Finance Group                180 East Fifth Street
                                                     St. Paul, MN 55101
        Confirm by Telephone:               Attention: Specialized Finance Group
           (651) 244-8677


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated _____________, 2003 (the "Prospectus"), of Alliant Energy Resources, Inc., a Wisconsin corporation (the "Company"), and Alliant Energy Corporation, a Wisconsin corporation, and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 9.75% Senior Notes due 2013 (the "New Senior Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding unregistered 9.75% Senior Notes due 2013 (the "Old Senior Notes").

     For each Old Senior Note accepted for exchange, the Holder of such Old Senior Note will receive a New Senior Note having a principal amount equal to that of the surrendered Old Senior Note. The New Senior Notes will bear interest from the most recent date to which interest has been paid on the Old Senior Notes or, if no interest has been paid on the Old Senior Notes, from December 26, 2002. Accordingly, registered Holders of New Senior Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accrued from the most recent date to which interest has been paid or, if no interest has been paid, from December 26, 2002. However, if that record date occurs prior to completion of the Exchange Offer, then the interest payable on the first interest payment date following the completion of the Exchange Offer will be paid to the registered Holders of the Old Senior Notes on that record date. Old Senior Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer and will be cancelled. Holders of Old Senior Notes whose Old Senior Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Senior Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a Holder of Old Senior Notes either if
(1) certificates are to be forwarded herewith or (2) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus. Holders of Old Senior Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Senior Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Senior Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer
- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and the Company may enforce this Letter against such participant.

     As used in this Letter, the term "Holder" with respect to the Exchange Offer means any person in whose name Old Senior Notes are registered on the books of the Company or, with respect to interests in global notes held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Senior Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Senior Notes should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------
                    DESCRIPTION OF OLD SENIOR NOTES TENDERED
------------------------------------------------------------------------------
Name(s) and Address(es) of                    Aggregate
   Registered Holder(s)     Certificate    Principal Amount   Principal Amount
(Please fill in, if blank)   Number(s)*  of Old Senior Notes     Tendered**
--------------------------  -----------  -------------------  ----------------

--------------------------  -----------  -------------------  ----------------

--------------------------  -----------  -------------------  ----------------

--------------------------  -----------  -------------------  ----------------

--------------------------  -----------  -------------------  ----------------

--------------------------  -----------  -------------------  ----------------
                               Total
--------------------------  -----------  -------------------  ----------------

* Do not complete if Old Senior Notes are being tendered by book-entry transfer.

** A holder will be deemed to have tendered ALL Old Senior Notes unless a lesser amount is specified in this column. See Instruction 2. Old Senior Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiples thereof. See Instruction 1.

|_| CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution______________________________________________
     Account Number__________________    Transaction Code Number________________

|_| CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)____________________________________________
     Window Ticket Number (if any)______________________________________________
     Date of Execution of Notice of Guaranteed Delivery_________________________ Name of Institution Which Guaranteed Delivery______________________________ If Delivered by Book-Entry Transfer, Complete the Following:
     Account Number__________________    Transaction Code Number________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     Name:______________________________________________________________________
     Address:___________________________________________________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Senior Notes indicated on page 3 of this Letter. Subject to, and effective upon, the acceptance for exchange of the Old Senior Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Senior Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Senior Notes, with full power of substitution, among other things, to cause the Old Senior Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Senior Notes, and to acquire the New Senior Notes issuable upon the exchange of such tendered Old Senior Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that: (1) any New Senior Notes acquired in exchange for Old Senior Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Senior Notes, whether or not such person is the undersigned, (2) neither the Holder of such Old Senior Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Senior Notes, and (3) neither the Holder of such Old Senior Notes or any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Senior Notes issued pursuant to the Exchange Offer in exchange for the Old Senior Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Holders are not broker-dealers, such New Senior Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement or understanding with any person to participate in the distribution of such New Senior Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, then the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Senior Notes. If any Holder is an affiliate of the Company, or has any arrangement or understanding with respect to the distribution of the New Senior Notes to be acquired pursuant to the Exchange Offer, such Holder (i) cannot rely on the applicable interpretations of the staff of the SEC, (ii) is not entitled and will not be permitted to tender Old Senior Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Senior Notes for its own account in exchange for Old Senior Notes, it represents that the Old Senior Notes to be exchanged for the New Senior Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Senior

Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Senior Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Senior Notes (and, if applicable, substitute certificates representing Old Senior Notes for any Old Senior Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Senior Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Senior Notes (and, if applicable, substitute certificates representing Old Senior Notes for any Old Senior Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Senior Notes Tendered."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SENIOR NOTES TENDERED" ON PAGE 3 OF THIS LETTER AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SENIOR NOTES AS SET FORTH IN SUCH BOX ON PAGE 3 OF THIS LETTER.

____________________________________      ____________________________________


    SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 3 and 4)                (See Instructions 3 and 4)

     To be completed ONLY if Old               To be completed ONLY if Old
Senior Notes not exchanged and/or New     Senior Notes not exchanged and/or new
Senior Notes are to be issued in the      Senior Notes are to be sent to someone
name of someone other than the            other than the undersigned, or to the
undersigned, or if Old Senior Notes       undersigned at an address other than
delivered by book-entry transfer          shown in the box entitled
which are not accepted for exchange       "Description of Old Senior Notes
are to be returned by credit to an        Tendered" on this Letter.
account maintained at the Book-Entry
Transfer Facility other than the
account indicated above.

Issue:   |_|  New Senior Notes            Mail:   |_|  New Senior Notes
         |_|  Old Senior Notes                    |_|  Old Senior Notes


Name(s) _____________________________     Name(s) ______________________________
           (Please Type or Print)                   (Please Type or Print)

        _____________________________             ______________________________


Address _____________________________     Address_______________________________

        _____________________________            _______________________________


Taxpayer Identification or Social
Security No.

_____________________________________

|_|  Credit unexchanged Old Senior
     Notes delivered by book-entry
     transfer to the Book-Entry
     Transfer Facility account set
     forth below.



_____________________________________
(Book-Entry Transfer Facility Account
Number, if applicable)

_____________________________________     ______________________________________

                     ALL TENDERING HOLDERS PLEASE SIGN HERE
                   (Complete Substitute Form W-9 on next page)

x  __________________________________________      _____________________ , 2003
                                                            Date

x  __________________________________________      _____________________ , 2003
                                                            Date

Area Code and Telephone Number__________________________________________

     This Letter must be signed by the registered holder(s) or DTC participant(s) exactly as the name(s) appear(s) on the Old Senior Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.

Name(s):________________________________________________________________________
                             (Please Type or Print)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Taxpayer Identification or Social Security No.:_________________________________

________________________________________________________________________________

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed
By an Eligible Institution:_____________________________________________________
                                        (Authorized Signature)

Name and Title:_________________________________________________________________

Name of Firm:___________________________________________________________________

Dated:  ________________, 2003


IMPORTANT: THIS LETTER (OR A FACSIMILE HEREOF), TOGETHER WITH THE CERTIFICATES FOR OLD SENIOR NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                       TO BE COMPLETED BY ALL TENDERING HOLDERS
                                                 (See Instruction 5)
---------------------------------------------------------------------------------------------------------------------
                                     PAYOR'S NAME: U.S. Bank National Association
---------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                    Part 1 - PLEASE PROVIDE YOUR TAXPAYER                 Social security number
Form W-9                      IDENTIFICATION NUMBER IN THE BOX AT
                              RIGHT AND CERTIFY BY SIGNING AND DATING               ________________________
                              BELOW. If Old Senior Notes are held in
                              more than one name, see the Guidelines                OR
                              for Certification of Taxpayer
                              Identification Number on Substitute W-9               Employer Identification number
                              to determine which number you must
                              provide.                                              ________________________


                              ---------------------------------------------------------------------------------------
Department of the Treasury     Part 2 - FOR PAYEES EXEMPT FROM BACK WITHHOLDING (See the Guidelines for
Internal Revenue Service       Certification of Taxpayer Identification Number on Substitute Form W-9).


                              ---------------------------------------------------------------------------------------
PAYOR'S REQUEST FOR           Part 3 - CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
TAXPAYER IDENTIFICATION
NUMBER AND CERTIFICATION      (1)  the number shown on this form is my correct taxpayer identification number (or
                                   I am waiting for a number to be issued to me);

                              (2)  I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                   "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                              (3)  I am a U.S. Person (including a resident alien).

                              The  Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                   SIGNATURE _______________________________________________
                                   PRINTED NAME_____________________________________________
                                   DATE______________________________

                              You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because you failed to report all interest and dividends on your tax return.

---------------------------------------------------------------------------------------------------------------------
          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.
---------------------------------------------------------------------------------------------------------------------

                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a)
I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange,
30% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature__________________________________________                               Date_______________________

--------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1.   Delivery of this Letter and Senior Notes; Guaranteed Delivery Procedures.

     This Letter is to be completed by Holders of Old Senior Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Senior Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Senior Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiples thereof.

     Holders who tender their Old Senior Notes by delivering an Agent's Message do not need to submit this Letter.

     Holders whose certificates for Old Senior Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Senior Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 11:59 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Senior Notes and the amount of Old Senior Notes tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Old Senior Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Senior Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER, THE OLD SENIOR NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to Holders who tender by book-entry transfer).

     If less than all of the Old Senior Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of the Old Senior Notes to be tendered in the box above entitled "Description of Old Senior Notes Tendered--Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Old Senior Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter promptly after the Expiration Date. All of the Old Senior Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered Holder of the Old Senior Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever. If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Senior Notes.

     If any tendered Old Senior Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Senior Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Old Senior Notes.

     When this Letter is signed by the registered Holder(s) of the Old Senior Notes specified herein and tendered hereby, no endorsements of the tendered Old Senior Notes or separate bond powers are required. If, however, the new Senior Notes are to be issued, or any untendered Old Senior Notes are to be reissued, to a person other than the registered Holder, then endorsements of any Old Senior Notes transmitted hereby or separate bond powers are required. Signatures on the Old Senior Notes or bond power must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered Holder(s) of any Old Senior Notes specified herein, such Old Senior Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Senior Notes (or security position listing) and signatures on the Old Senior Notes or bond power must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company of their authority to so act.

     Endorsements on Old Senior Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer,
(iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution if the Old Senior Notes are tendered: (i) by a registered Holder of Old Senior Notes (which term, for purposes of the

Exchange Offer, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the Owner of such Old Senior Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.   Special Issuance and Delivery Instructions.

     Tendering Holders of Old Senior Notes should indicate in the applicable box on page 6 of this Letter the name and address to which New Senior Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Senior Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Senior Notes by book-entry transfer may request that Old Senior Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such note Holder may designate hereon. If no such instructions are given, such Old Senior Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.   Taxpayer Identification Number.

     Federal income tax law generally requires that a tendering Holder whose Old Senior Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on the substitute Form W-9 on page 8 of this Letter, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent maybe required to withhold 30% of the amount of any reportable payments made after the exchange to such tendering Holder of New Senior Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Old Senior Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the form to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If the tendering holder of Old Senior Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8 Certificate of Foreign Status.

     To prevent backup withholding, each tendering Holder of Old Senior Notes must provide its correct TIN by completing the Substitute Form W-9 on page 8 of this Letter, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Old Senior Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. Failure to provide the information on the form may subject the Holder to 30% federal income tax backup withholding on all reportable payments tot he Holder. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, apply for a TIN and write "applied for" in lieu of its TIN in Part 1 of the

Substitute Form W-9. Writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If "applied for" is written in Part 1 of the Substitute Form W-9 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 30% of all reportable payments to the Holder thereafter until a TIN is provided to the Exchange Agent.

6.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Senior Notes to it or its order pursuant to the Exchange Offer. If, however, New Senior Notes and/or substitute Old Senior Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Senior Notes tendered hereby, or if tendered Old Senior Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Senior Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Senior Notes specified in this Letter.

7.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Senior Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Senior Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Senior Notes nor shall any of them incur any liability for failure to give any such notice.

8.   Mutilated, Lost, Stolen or Destroyed Old Senior Notes.

     Any Holder whose Old Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

9.   Withdrawal Rights.

     Tenders of Old Senior Notes may be withdrawn at any time prior to 11:59 P.M., New York City time, on the Expiration Date. For a withdrawal of a tender of Old Senior Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address on page 1 of this Letter prior to 11:59 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Senior Notes to be withdrawn (the "Depositor"), (ii) identify the Old Senior Notes to be withdrawn (including certificate number or numbers and the principal amount of such Old Senior Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Old Senior Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Old Senior Notes were tendered (including any required signature guarantees) or be accompanied by documents of


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transfer to have the Trustee with respect to the Old Senior Notes register the transfer of such Old Senior Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Senior Notes are registered, if different from that of the Depositor. If Old Senior Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Senior Notes and otherwise comply with the procedures of such facility.

     All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Senior Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Senior Notes will be issued with respect thereto unless the Old Senior Notes so withdrawn are validly retendered. Any Old Senior Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Senior Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer - Book-Entry Transfer" section of the Prospectus, such Old Senior Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Senior Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Senior Notes may be retendered by following the procedures described above at any time on or prior to 11:59 P.M., New York City time, on the Expiration Date.

10.  Irregularities.

     The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Senior Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Senior Notes not properly tendered or to not accept any particular Old Senior Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Senior Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Senior Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Senior Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Senior Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Senior Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

11.  Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter, the Notice of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated on page 1 of this Letter.

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